                          MICHAELS-Registered Service Mark-
                           THE ARTS AND CRAFTS STORE-SM-



                                        1998
                              EXECUTIVE VICE PRESIDENT,
                                     BONUS PLAN

                                    CONFIDENTIAL

                           1998 EXECUTIVE VICE PRESIDENT
                                BONUS PLAN OVERVIEW

A.   PURPOSE
     The 1998 Corporate Management Bonus Plan has been developed to provide financial incentives to those members of management that can make an important contribution to Michaels success.

     1.   BONUS PAYOUT
          Bonus payout for the Executive Vice President can be up to 50% of your base salary as of February 1, 1998.

B.   BONUS PLAN ELIGIBILITY

     1. The performance period parallels Fiscal Year 1998. It begins on February 1, 1998 and concludes on January 30, 1999.

     2. If the Executive Vice President was not employed in a bonus eligible position during the entire fiscal year, he/she will be eligible to receive a prorated bonus based upon the number of full months that he/she was in position. Individuals who assume the position on or before the 15th of the month, will receive credit for the entire month. Individuals who assume the position after the 15th will not receive credit for that month.

     3. Your target bonus payout will be a percentage of your actual base salary as of February 1, 1998.

     4. In order to receive any payout, you must be employed by the Company, in a bonus eligible position, on January 30, 1999.

     5. If an associate is promoted or changes jobs during the bonus period, bonus earnings will be calculated based upon the number of full months (see #2, above) in each position, the respective base salaries and the applicable target bonus amount(s).

     6. Bonus payments are typically made in April of the following fiscal year.

     7. The Company anticipates that this bonus plan will be part of an ongoing bonus program, but the Company does not guarantee that the program will in fact continue for future periods or that the terms of the program will not change.

                                 MICHAELS STORES INC.
                              1998 CORPORATE BONUS PLAN

                               EXECUTIVE VICE PRESIDENT

                    BONUS TARGET = 40% OF BASE SALARY AS OF 2/1/98
                  BONUS POTENTIAL = 50% OF BASE SALARY AS OF 2/1/98



E.P.S.                   COMPANY PROFIT
32,212,000 SHARES       BEFORE TAXES             % OF BASE SALARY
                        ($ MILLIONS)             EARNED

$1.49 AT $79.9          ABOVE $79.9              50%
                        (110+)

$1.35 AT $72.6          PLAN   $72.6 -- 79.8     40%
                        (100 TO 110.0%)

$1.28 AT $69.0          $69.0 -- 72.5            30%
                        (95 TO 99.9%)

$1.23 AT $66.1          $66.1 -- 68.9            15%
                        (91 TO 94.9%)

$1.18 AT $63.1          $63.1 -- 66.0            5%
                        (87 TO 90.9%)

                        LESS THAN $63.1          0%
                        (BELOW 87%)